                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

     [   ] Preliminary Proxy Statement
     [ X ] Definitive Proxy Statement
     [   ] Definitive Additional Materials
     [   ] Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12

                           DECTRON INTERNATIONALE INC.
                ------------------------------------------------
                (Name of Registrant as specified in its charter)


      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

     [ X ] No fee required
     [   ] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l) or
           14a-6(i)(2).
     [   ] $500 per each party to the controversy pursuant to Exchange Act
           Rule 14a-6(i)(3).
     [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

           (1) Title of each class of securities to which transaction applies:
           (2) Aggregate number of securities to which transaction applies:
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:________(A)
           (4)      Proposed maximum aggregate value of transaction:
           (5)      Total fee paid:

     [   ] Fee paid previously with preliminary materials.

     [   ] Check box if any of the fee is offset as provided by Exchange Act
           Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)      Amount Previously Paid:
           (2)      Form, Schedule or Registration Statement No.:
           (3)      Filing Party:
           (4)      Date Filed:

                           DECTRON INTERNATIONALE INC.
                                4300 Poirier Blvd
                            Montreal, Quebec H4R 2C5

                                   -----------

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 9, 2001

                                   -----------

TO THE STOCKHOLDERS OF Dectron Internationale Inc.:

      NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Dectron Internationale Inc. (the "Company") will be held at Chateau Champlain Marriott, 1 Place du Canada, Montreal, Quebec, Canada on August 9, 2001, at 2:00 p.m., local time for the following purposes:

      1.    To elect directors to hold office for a term of one year;

      2.    To approve the 2001 Stock Option Plan;

      3. To ratify the appointment of Schwartz Levitsky Feldman, LLP as the Company's independent certified public accountants for the ensuing year; and

      4. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on July 18, 2001 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

      In order to ensure the presence of a quorum at the Meeting, it is important that Stockholders representing a majority of the voting power of all stock outstanding be present in person or represented by their proxies. Therefore, whether you expect to attend the Meeting in person or not, please vote your shares by signing, filling out, dating and promptly returning the enclosed proxy card in the enclosed self-addressed, postage-paid envelope. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

      In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

Dated: July 26, 2001                  By Order of the Board of Directors

                                      /s/ Ness Lakdawala
                                      Ness Lakdawala
                                      Chairman and Chief Executive Officer

                           Dectron Internationale Inc.
                                4300 Poirier Blvd
                            Montreal, Quebec H4R 2C5

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                       2001 ANNUAL MEETING OF STOCKHOLDERS

             To Be Held at 2:00 p.m., at Chateau Champlain Marriott,
                 1, Place du Canada, Montreal, Quebec, Canada on
                                 August 9, 2001


      This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dectron Internationale Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 2:00 p.m. at Chateau Champlain Marriott, 1 Place du Canada, Montreal, Quebec, Canada on August 9, 2001, and at any adjournments thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date, or by attending the Meeting and voting. This Proxy Statement, the accompanying Notice of Meeting and form of proxy have been first sent to the stockholders on or about July 30, 2001.

      All properly executed, unrevoked proxies on the enclosed form, if returned prior to the Meeting, will be voted in the manner specified by the Stockholder. If no specific instruction is given, the shares represented by the proxy will be voted in accordance with the Board of Directors' recommendations.

      In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

                             OWNERSHIP OF SECURITIES

      Only stockholders of record at the close of business on July 18, 2001, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the Meeting. As of July 18, 2001, there were issued and outstanding 2,795,000 shares of common stock, no par value per share (the "Common Stock").

      Each outstanding share is entitled to one vote on all matters properly coming before the Meeting. A majority of the shares of the outstanding Common Stock is necessary to constitute a quorum for the Meeting.

      The following table sets forth certain information as of July 18, 2001 with respect to each beneficial owner of five percent (5%) or more of the outstanding shares of Common Stock of the Company, each officer and director of the Company and all officers and directors as a group.

Names and Address of       Amount and Nature of      Percentage of Shares
Beneficial Owner (1)      Beneficial Ownership(2)             Outstanding
--------------------      -----------------------             -----------

Ness Lakdawala                         1,703,519(3)                60.3%

Roshan Katrak                          1,703,519(4)                60.3%

Reinhold Kittler                                  0                    *

Mauro Parissi                             71,300(5)                 2.5%

Ralph Kittler                             18,730(6)                    *

Dave Lucas                                75,000(7)                 2.7%

Richard Ness                              11,100(8)                    *

Leena Lakdawala                           91,800(9)                 3.2%

Michel Lecompte                          13,274(10)                    *

Liam Cheung                                   2,000                    *

Gilles Richard                                  300                    *


All directors and officers
As a group (10 persons)
(3)-(9)                                   1,987,023                68.8%

* Less than one percent.

(1) The address of each individual is c/o Dectron Internationale Inc., 4300 Poirier Blvd., Montreal, Quebec, Canada H4R 2C5.

(2) Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books. We are informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of the date of this annual report, any security which such person or group of persons has the right to acquire within sixty (60) days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Represents (i) 43,561 shares of Common Stock directly owned, (ii) 67,395 shares of Common Stock and 30,000 options to purchase Common Stock owned by Roshan Katrak, Mr. Lakdawala's wife, (iii) 69,684 shares of Common Stock owned by Roshaness Inc., a company owned by Mr. Lakdawala, and (iv) 1,492,879 shares of Common Stock owned by 3103-7195 Quebec Inc., a company owned by Mr. Lakdawala's spouse and children.

(4) Represents (i) 67,395 shares of Common Stock and 30,000 options to purchase Common Stock directly owned, (ii) 43,561 shares of Common Stock owned by Ness Lakdawala, Ms. Katrak's husband, (iii) 69,684 shares of Common Stock owned by Roshaness Inc., a Company owned by Ness Lakdawala, and (iv) 1,492,879 shares of Common Stock owned by 3103-7195 Quebec Inc., a company owned by Ms. Katrak and her children.

(5)  Includes 9,000 options to purchase Common Stock.

(6) Includes 6,000 options to purchase Common Stock. Ralph Kittler is the son of Reinhold Kittler, a director.

(7)  Includes 8,000 options to purchase Common Stock

(8) Represents (i) 5,100 shares of Common Stock and 4,000 options to purchase Common Stock directly owned and (ii) 2,000 shares of Common Stock owned by Silvia Pedicelli, Mr. Ness' wife.

(9)  Represents (i) 30,000 options to purchase Common Stock directly owned, and
     (ii) 59,800 shares of Common Stock and 2,000 options to purchase Common Stock owned by Mr. Aurelio Useche, Ms Lakdawala's husband.

(10) Includes 3,000 options to purchase Common Stock.

This Proxy Statement contains certain forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including those set forth below and elsewhere in this Proxy Statement.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Eight directors are proposed to be elected at the Meeting, each to hold office for a period of one year, or until such director's successor shall be elected and shall qualify, subject, however to prior death, resignation, retirement, disqualification or removal from office. Unless such authority is withheld, it is intended that the accompanying proxy will be voted in favor of the eight persons named below, each of whom is now serving as a director, unless the stockholder indicates to the contrary on the proxy. We expect that each of the nominees will be available for election, but if either of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy or the number of directors to be elected at this time may be reduced by the Board of Directors.

                     Director Nominees - Term Expiring 2001.

-----------------------------------------------------------------------------
Name                       Age                       Position
-----------------------------------------------------------------------------
Ness Lakdawala              67        Chairman of the Board of Directors,
                                      President and Chief Executive Officer
-----------------------------------------------------------------------------
Reinhold Kittler            63        Executive Vice President and Director
-----------------------------------------------------------------------------
Roshan Katrak               57        Vice President of Human Relations
                                      and Director
-----------------------------------------------------------------------------
Mauro Parissi               35        Chief Financial Officer, Secretary
                                      and Director
-----------------------------------------------------------------------------
Leena Lakdawala             33        Executive Vice President and Director
-----------------------------------------------------------------------------
Richard Ness                37        Director
-----------------------------------------------------------------------------
Liam Cheung                 31        Director
-----------------------------------------------------------------------------
Gilles Richard              62        Director
-----------------------------------------------------------------------------

      Set forth below is a biographical description of each of our director nominees based on information supplied by each of them.

      Ness Lakdawala has served as the President, Chief Executive Officer and Chairman of Dectron since our inception, and has also served as the President and Chief Executive Officer of Dectron Inc. since 1994. Prior to joining Dectron Inc., Mr. Lakdawala was President of Blanchard Ness Limited, a company which he founded in 1976. From 1987 to present, Mr. Lakdawala has served as the President of Thermoplus. In January 1996, Thermoplus filed a proposal under the provisions of the Bankruptcy Act which gave full payment to secured creditors who filed a proof of claim. From 1987-1988, Mr. Lakdawala was Chairman of the Heating Refrigeration Air Conditioning Institute of Canada. Mr. Lakdawala has also served as the Governor of the American Society of Heating, Refrigeration and Air

Conditioning Engineers, Inc. ("ASHRAE"), the organization that sets ventilation standards in Canada and the United States. Mr. Lakdawala is currently a member of ASHRAE and the Refrigeration Service Engineers Society. Ness Lakdawala is the husband of Roshan Katrak and the father of Leena Lakdawala.

      Reinhold Kittler has served as Executive Vice President and a Director of Dectron since our inception, and has also served as the Chairman of Dectron Inc. since 1994. From 1985 to 1993, Mr. Kittler was President of Dectron Inc. He currently teaches refrigeration engineering at Vanier College in Montreal, Quebec. Mr. Kittler has contributed extensively to the ASHRAE Handbook. Mr. Kittler is a member of numerous industry related societies, including the Order of Engineers of Quebec (since 1973), the International Institute of Ammonia Refrigeration (since 1992), the Air Conditioning and Refrigeration Institute (since 1996), the Refrigeration Services Engineers Society (since 1979) and ASHRAE (since 1974). Mr. Kittler is frequently a guest speaker at industry related symposiums.

      Roshan Katrak has served as Vice President of Human Relations of Dectron since our inception, and has served in the same capacity with Dectron Inc. since 1994. She has also served as a Director of Dectron since 1998. From 1976 to 1994, she was a Director of Blanchard Ness Limited, and from 1987 to present has been Vice President of Human Relations for Thermoplus. In January 1996, Thermoplus filed a proposal under the provisions of the Bankruptcy Act which gave full payment to secured creditors who filed a proof of claim. Mrs. Katrak received her Honors Degree in Psychology in 1964. Roshan Katrak is the wife of Ness Lakdawala and the mother of Leena Lakdawala.

      Mauro Parissi, C.A. has served as the Chief Financial Officer, Secretary and a Director of Dectron since our inception, and has also served as the Controller of Dectron Inc. since 1996. From 1995-1996, Mr. Parissi was an auditor with the firm of Mizgala & Cie. From 1990-1995, Mr. Parissi was an auditor with the firm of Hart, David Lloyd, F.C.A., C.I.P. Mr. Parissi is currently a member of The Canadian Institute of Chartered Accountants and The Order of Chartered Accountants of Quebec. Mr. Parissi received his graduate diploma in Public Accountancy from McGill University in 1995.

      Leena Lakdawala has served as Executive Vice President and a Director of Dectron since our inception, and has also served as Vice President of Production and Administration for Dectron Inc. since 1994. She is currently a member of the Heating Refrigeration and Air Conditioning Institute. Mrs. Lakdawala received her B.A from Concordia University in 1993. Leena Lakdawala is the daughter of Ness Lakdawala and Roshan Katrak.

      Richard Ness has served as a Director of Dectron since 1998. Mr. Ness is President and Chief Operating Officer of Penson Financial Services Canada Inc., a firm offering technical and operational services to investment dealers in Canada. Previously, he was Vice President client services and member seat holder of the Toronto Stock Exchange with Le Groupe Option Retraite, Inc. and investment dealer with memberships on the Montreal and Toronto stock exchanges. Prior to joining Option Retraite, he was Vice President of Operations at Marleau Lemire Securities and Chief Financial Officer of Marleau Lemire U.S.A., an N.A.S.D. member firm.

      Liam Cheung has served as a Director of Dectron since 2001. Since 1997, Mr. Cheung is the President and Founder of IC Education, a new economy e-learning company delivering leading edge technology through a unique combination of business, education and technology. From 1992 to 1997, he served as Executive Vice-President, Fixed Income of Marleau, Lemire Securities Inc. From 1990 to 1992, Mr. Cheung was an actuarial specialist for Towers Perrin. Mr. Cheung received a Bachelor of Mathematics with Distinction from the University of Waterloo in 1990 and is an Associate of the Society of Actuaries.

      Gilles Richard has served as a Director of Dectron since 2001. Mr. Richard is a semi-retired businessman who was previously the President of Le Circuit Lincoln Mercury, the sixth largest dealership in Canada. Mr. Richard was also involved with partner in a distributorship of lift-truck (Mitsubishi's M-Lift), two computer companies, which created software applications for car dealership, and most recently the construction of commercial and residential buildings. Over the years, Mr. Richard was a director or officer of various organizations such as the Nada (National Automobile Association) and CADA (Canadian Automobile Association).

Stockholder Vote Required

      Election of each director requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY OF EACH OF THE NOMINEES.

Executive Compensation

                           Summary Compensation Table

      The following table sets forth certain information regarding compensation paid by Dectron during each of the last three fiscal years to our Chief Executive Officer and to each of our executive officers who earned in excess of $100,000 during the year ended January 31, 2001.

                                                            Restricted                     All Other
Name and Principal                                               Stock                       Compen-
Position                     Year     Salary(1)    Bonus        Awards    Options/SARs        sation
----------------------------------------------------------------------------------------------------------
Ness Lakdawala               2001      $140,647     -0-          -0-            -0-             -0-
Chairman of the
Board of Directors,          2000      $140,647     -0-          -0-            -0-             -0-
President and
Chief Executive Officer      1999      $140,647     -0-          -0-            -0-             -0-

(1) This reflects the aggregate salaries paid to Mr. Lakdawala during the fiscal years presented by Dectron, Refplus and Thermoplus.

Employment Agreements

      We entered into an employment agreement with Mr. Ness Lakdawala, our Chief Executive Officer on October 5, 1998, the effective date of our initial public offering. The employment agreement is for a term of two years, renewable for additional one-year periods. The employment agreement entitled Mr. Lakdawala to an annual salary of $200,000, adjusted annually for increases in the Consumer Price Index. In the event that we are subject to a takeover or a change of control event, Mr. Lakdawala is entitled to a bonus equal, on an after tax basis, to five times his then current annual base salary. Mr. Lakdawala's employment agreement contains a non-competition provision, which forbids him from engaging in a competitive business during his employment and for a period of one year thereafter. Mr. Lakdawala's employment agreement has been extended for two additional one-year periods upon the same conditions as above. Mr. Lakdawala's current employment agreement expires on October 5, 2003.

      We do not currently have employment agreements with any of our other officers or directors.

Options and Stock Appreciation Rights to Named Executive Officers

      No stock options were granted during the fiscal year ending January 31, 2001 to Mr. Lakdawala.

                            Board Compensation Report

Executive Compensation Policy

      Dectron's executive compensation policy is designed to attract, motivate, reward and retain the key executive talent necessary to achieve our business objectives and contribute to our long-term success. In order to meet these goals, Dectron's compensation policy for our executive officers focuses primarily on determining appropriate salary levels and providing long-term stock-based incentives. To a lesser extent, the Dectron's compensation policy also contemplates performance-based cash bonuses. Dectron's compensation principles for the Chief Executive Officer are identical to those of Dectron's other executive officers.

      Cash Compensation. In determining its recommendations for adjustments to officers' base salaries for Fiscal 2001, we focused primarily on the scope of each officer's responsibilities, each officer's contributions to Dectron's success in moving toward its long-term goals during the fiscal year, the accomplishment of goals set by the officer and approved by the Board for that year, our assessment of the quality of services rendered by the officer, comparison with compensation for officers of comparable companies and an appraisal of our financial position. In certain situations, relating primarily to the completion of important transactions or developments, we may also pay cash bonuses, the amount of which will be determined based on the contribution of the officer and the benefit to Dectron of the transaction or development.

      Equity Compensation. The grant of stock options to executive officers constitutes an important element of long-term compensation for the executive officers. The grant of stock options increases management's equity ownership in us with the goal of ensuring that the interests of management remain closely aligned with those of our stockholders. The Board believes that stock options in Dectron provide a direct link between executive compensation and stockholder value. By attaching vesting requirements, stock options also create an incentive for executive officers to remain with us for the long term.

Chief Executive Officer Compensation

      As indicated above, the factors and criteria upon which the compensation of Ness Lakdawala, our Chief Executive Officer, is based are identical to the criteria used in evaluating the compensation packages of the other executive officers of Dectron. The Chief Executive Officer's individual contributions to Dectron include his leadership role in establishing and retaining a strong management team, developing and implementing our business plans and attracting investment capital to Dectron. In addition, we have reviewed compensation levels of chief executive officers at comparable companies within our industry.

Respectfully submitted:
Ness Lakdawala, Chairman

Other Compensation

      Outside directors may be paid an honorarium for attending meetings of the Board of Directors of Dectron, in an amount that management anticipates will not exceed $500 per meeting.

Stock Option Plan

      We currently have a stock option plan (the "1998 Plan") pursuant to which 650,000 shares of Common Stock are reserved for issuance, 349,000 options are currently issued and outstanding.

      On September 2, 1999, the Board granted options under our 1998 Plan to certain members of our Board and certain employees. Leena Lakdawala, Roshan Katrak, Mauro Parissi, and Richard Ness were granted 60,000, 60,000, 18,000 and 8,000 options, respectively. Subject to certain limitations, the options granted are exercisable one year after issuance. Subsequent to the one-year anniversary date of the grant, the option holders may exercise the option up to 25% per year of the total options granted for the following four years. Each of the options will be fully exercisable on November 4, 2003, and expire on November 4, 2004. The exercise price of the options is $3.00

      The 1998 Plan is administered by the Board of Directors, who will determine, among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of the options and the option exercise price.

      The 1998 Plan is effective for a period of five years, expiring in 2003. Options may be granted to officers, directors, consultants, key employees, advisors and similar parties who provide us with their skills and expertise. The 1998 Plan is designed to enable management to attract and retain qualified and competent directors, employees, consultants and independent contractors. Options granted under the 1998 Plan may be exercisable for up to five years, and shall be at an exercise price all as determined by the Board. Options are non-transferable except by the laws of descent and distribution or a change in control of Dectron, as defined in the 1998 Plan, and are exercisable only by the participant during his or her lifetime. Change in control includes (i) the sale of substantially all of the assets of Dectron and merger or consolidation with another company, or (ii) a majority of the Board changes other than by election by the stockholders pursuant to Board solicitation or by vacancies filled by the Board caused by death or resignation of such person.

      If a participant ceases affiliation with Dectron by reason of death, permanent disability or retirement at or after age 70, the option remains exercisable for one year from such occurrence but not beyond the option's expiration date. Other types of termination allow the participant three months to exercise, except for termination for cause, which results in immediate termination of the option.

      The exercise price of an option may not be less than the fair market value per share of Common Stock on the date that the option is granted in order to receive certain tax benefits under the Income Tax Act of Canada (the "ITA"). The ITA requires that the exercise price of all future options will be at least 85% of the fair market value of the Common Stock on the date of grant of the options. A benefit equal to the amount by which the fair market value of the shares at the time the employee acquires them exceeds the total of the amount paid for the shares or the amount paid for the right to acquire the shares shall be deemed to be received by the employee in the year the shares are acquired pursuant to paragraph 7(1) of the ITA. Where the exercise price of the option is equal to the fair market value of the shares at the time the option is granted, paragraph 110(1)(d) of the ITA allows a deduction from income equal to one quarter of the benefit as calculated above. If the exercise price of the option is less than the fair market value at the time it is granted, no deduction under paragraph 110(1)(d) is permitted. Options granted to any non-employees, whether directors or consultants or otherwise will confer a tax benefit in contemplation of the person becoming a stockholder pursuant to subsection 15(1) of the ITA.

      Options under the 1998 Plan must be issued within five years from the effective date of the 1998 Plan.

      Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by Dectron become available again for issuance under the 1998 Plan.

      The 1998 Plan may be terminated or amended at any time by the Board of Directors, except that the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1998 Plan may not be increased without the consent of our stockholders.

                             SECTION 16(a) REPORTING

      Under the securities laws of the United States, Dectron's directors, its executive (and certain other) officers, and any persons holding ten percent or more of Dectron's Common Stock must report on their ownership of Dectron's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.'s Automated Quotation System. Specific due dates for these reports have been established. During the year ended January 31, 2001 we believe that all reports on behalf of our executive officers and directors for all transactions were filed on a timely basis.

                       MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors met once during the fiscal year ended January 31, 2001 on July 28, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We lease our St. Hubert, Quebec manufacturing facility from Roshan Katrak, our Vice President of Human Relations and the wife of Ness Lakdawala, our President, Chairman and CEO, for a monthly rent of $2,935 per month. We believe that the lease was made on terms no less favorable than could be obtained from unaffiliated third parties.

      We lease our Montreal, Quebec manufacturing facilities from Roshaness Inc., a company owned by Ness Lakdawala, for a monthly rent of $3,056 per month. We believe that the lease was made on terms no less favorable than could be obtained from unaffiliated third parties.

      We lease our Grande Allee manufacturing facilities from Investiness Inc., a company owned equally by Ness Lakdawala's children, for an aggregate monthly lease payment of $15,011. We believe that the lease was made on terms no less favorable than could be obtained from unaffiliated third parties.

      Immediately prior to the effective date of the Registration Statement for our initial public offering (the "Offering"), we restructured our corporate structure ("Restructuring"). In order to complete the Restructuring, (i) Dectron Inc., which prior to the Restructuring owned a majority interest in Refplus, acquired the minority interests in Refplus, which included both common stock and preferred stock (and assumed Refplus' loan payables of approximately Cdn$125,000) which is included in the Cdn$1,149,050 number mentioned below) in exchange for 62,500 shares of Dectron's Common Stock and Cdn$102,503; (ii) Dectron Inc. acquired all of the outstanding securities of Thermoplus, which included both Common Stock and preferred stock, and assumed Thermoplus' parent company's loan payables (approximately Cdn$497,000, which amount is included in the Cdn$1,149,050 number mentioned below) in exchange for 194,621 shares of Dectron's Common Stock and Cdn$423,738, and (iii) Dectron acquired all of the issued and outstanding securities of Dectron Inc. in exchange for 1,492,879 shares of the Dectron's Common Stock. The shares of Dectron Inc. were owned by 159653 Canada, Inc. which was a holding company beneficially owned by Mr. Lakdawala. The Refplus and Thermoplus' parent company loans payable represent the repayment of loans made to such companies. In connection with the Restructuring, we issued 1,750,000 shares of Common Stock and promissory notes in the aggregate amount of Cdn$1,149,050. Of this amount, Cdn$557,050 (or approximately U.S.$400,000) were repaid out of the proceeds of the Offering. Of these amounts, an aggregate amount of 1,674,059 shares of Common Stock and promissory notes in the aggregate amount of Cdn$592,000 were issued to Ness Lakdawala, and his affiliates. The Cdn$592,000 was repaid out of Dectron's cash flow, without interest, in 12 equal monthly installments which repayment commenced three months after the Offering.

         Mr. Lakdawala and his affiliates received their 1,674,059 shares of Dectron for contributing their interest in Dectron's subsidiaries. Specifically, Mr. Lakdawala's affiliate received 1,492,879 shares in exchange for 100% of 159653 Canada Inc., which owned 100% of Dectron Inc. prior to the Restructuring; 156,808 shares for a portion of their shares of KeepKool which represented 86% of KeepKool (KeepKool owned 94% of Thermoplus prior to the Restructuring); and 24,372 share for his shares of 3294242 Canada Inc. which represented 61% of 3294242 (3294242 owned 49.99% of

Refplus, Inc. prior to the Restructuring). Dectron Inc. owned 50.01% of Refplus Inc. prior to the Restructuring. The two promissory notes totaling Cdn$592,000 were issued to Mr. Lakdawala and his affiliates in exchange for Cdn$222,000 of debt owed to Mr. Lakdawala by KeepKool and Cdn$370,000 for a portion of his shares of KeepKool.

      The terms of the Restructuring were negotiated between Mr. Lakdawala and the other owners of the minority interest in Refplus and Thermoplus. Mr. Lakdawala and his affiliates held a majority interest in Thermoplus prior to the Restructuring. Dectron owned a majority interest in Refplus prior to the Restructuring and Mr. Lakdawala owned a majority of the 49.99% interest in Refplus purchased by Dectron in the Restructuring. The value was arrived at based on negotiations between Dectron and the sellers (other than Mr. Lakdawala and his affiliates). Dectron did not have two independent disinterested directors to ratify the transactions. There can be no assurance that such transaction was on terms no less favorable than Dectron could have obtained from other third parties, although management believes that they were as favorable.

      Between March and May 1999, we made loans of $123,061.31 to Mauro Parissi, our Chief Financial Officer, $108,569.95 to Ralph Kittler, the son of Reinhold Kittler, a Director, $134,064.48 to Dave Lucas, our Vice President. The loans were used to finance purchase of the Dectron's stock and bore interest at the Canadian prescribed interest rate of five percent (5%). The borrowers plan to repay the loan through credit facilities they expect to take from the National Bank of Canada.

      All future material transactions, including any loans, between Dectron and its officers, directors, principal stockholders or affiliates of any of them have been and will be on terms no less favorable to Dectron than those that can be obtained from unaffiliated third parties, and will be approved in advance by a majority of the independent and disinterested directors who had access, at Dectron's expense, to Dectron's or independent legal counsel.

                                 PROPOSAL NO. 2

                 TO APPROVE THE COMPANY'S 2001 STOCK OPTION PLAN

      The Board of Directors believes that it is in the best interest of the Company to adopt a new stock option plan, to be called the 2001 Stock Option Plan (the "2001 Plan"). A copy of the 2001 Plan is provided as Exhibit A to this Proxy Statement. A summary of the 2001 Plan is provided below.

      The 2001 Plan will be administered by the compensation committee and/or our board of directors, who will determine among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of the options and the option exercise price. The options may be granted as either of the following: (a) incentive stock options, or (b) non-qualified stock options. 500,000 shares may be issued under the 2001 Plan.

      Under the proposed 2001 Plan, the exercise price of each incentive stock option may not be less than one hundred (100%) of the fair market value of the Company's Common Stock on the date of grant or one hundred ten percent (110%) of fair market value in the case of an employee holding ten percent (10%) or more of the Company's outstanding Common Stock. The aggregate fair market value of the Common Stock for which incentive stock options granted to any employee are exercisable for the first time by such employee during any calendar year, pursuant to all of the Company's, or any related corporation's, stock option plan, may not exceed $100,000. Non-qualified stock options may be granted at a price determined by the Company's board of directors or compensation committee, but not at less than eighty five percent (85%) of the fair market value of the Company's Common Stock. Stock options granted pursuant to the Company's 2001 Plan will expire not more than ten years from the date of grant.

      It is proposed that the 2001 Plan be effective for a period of ten years, expiring, if approved at the 2001 Annual Meeting of Shareholders, in 2011. Options may be granted to officers, directors, consultants, key employees, advisors and similar parties who provide their skills and expertise to the Company. The 2001 Plan is designed to enable the Company's management to attract and retain qualified and competent directors, employees, consultants and independent contractors. Options granted under the 2001 Plan may be exercised for up to ten years, and shall be at an exercise price all as determined by the Company's board of directors. Options are non-transferable except by the laws of descent and distribution or a change in control of the Company, as defined in the 2001 Plan, and are exercisable only by the participant during his or her lifetime. Change in control includes (a) the sale of substantially all of the Company's assets and the Company's merger or consolidation with another company, or (b) a majority of the board of directors changes other than by election by the Shareholders pursuant to board solicitation or by vacancies filled by the board caused by death or resignation of such person.

      If a participant ceases affiliation with the Company by reason of death, permanent disability or retirement at or after age seventy, the option remains exercisable for one year from such occurrence but not beyond the option's expiration date. Other types of termination allow the participant three months to exercise, except for termination for cause which results in immediate termination of the option.

      Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 2001 Plan.

      The 2001 Plan may be terminated or amended at any time by the Company's board of directors, except that the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 2001 Plan may not be increased without the consent of the Company's Shareholders.

Stockholder Vote Required

      The approval of the proposed 2001 Stock Option Plan will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting.

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE PROPOSED 2001 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                                 PROPOSAL NO. 3

         RATIFICATION OF APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN, LLP,
               CHARTERED ACCOUNTANTS AS THE COMPANY'S INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors of Dectron has adopted resolutions appointing Schwartz Levitsky Feldman, LLP, Chartered Accountants as Dectron's independent certified public accountants for the ensuing year. Schwartz Levitsky Feldman, which has served as Dectron's independent certified public accountants since 1998, is familiar with Dectron's operations, accounting policies and procedures and is, in Dectron's opinion, well-qualified to act in this capacity. A member of Schwartz Levitsky Feldman will be available to answer questions and will have the opportunity to make a statement if he or she so desires at the Annual Meeting of Stockholders.

                            Stockholder Vote Required

      Ratification of the appointment of Schwartz Levitsky Feldman as independent certified public accountants requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN, LLP, CHARTERED ACCOUNTANTS AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those referred to in the notice of meeting that will be presented for consideration at the Meeting. However, it is possible that certain proposals may be raised at the Meeting by one or more stockholders. In such case, or if any other matter should properly come before the Meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his best judgment.

                             SOLICITATION OF PROXIES

      The cost of soliciting proxies will be borne by Dectron. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of Dectron. Dectron will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of Dectron's capital stock.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders of Dectron that are intended to be presented by such stockholders at Dectron's 2002 Annual Meeting of Stockholders must be received by Dectron no later than January 5, 2002 in order that they may be considered for inclusion in the Proxy Statement and form of proxy relating to that Meeting.


             ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

      Copies of the annual report (Form 10-K) of Dectron for the year ended January 31, 2001, as filed with the Securities and Exchange Commission (without exhibits), and any amendments thereto, are available to stockholders free of charge by writing to Dectron Internationale Inc., 4300 Poirier Blvd., Montreal, Quebec H4R 2C5.





                                                        By Order of the Board of
                                        Directors of Dectron Internationale Inc.

                                                              /s/ Ness Lakdawala
                                                                  Ness Lakdawala
                                            Chairman and Chief Executive Officer

July 26, 2001

EXHIBIT A

                           DECTRON INTERNATIONALE INC.
                             2001 STOCK OPTION PLAN

1. PURPOSE OF PLAN; ADMINISTRATION

1.1 Purpose.

      Dectron Internationale Inc. 2001 Stock Option Plan (hereinafter, the "Plan") is hereby established to grant to officers, and other employees of Dectron Internationale Inc., and of its parents, and of its subsidiaries (as defined in Sections 424(e) and (f), respectively, of the United States Internal Revenue Code of 1986, as amended (the "Code")), if any (individually and collectively, the Company"), and to non employee directors, consultants and advisors and other persons who may perform significant services for or on behalf of the Company, a favorable opportunity to acquire common stock ("Common Stock"), of the Company and thereby to create an incentive for such persons to remain in the employ of or provide services to the Company and to contribute to its success.

      The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Options"). Unless expressly provided to the contrary herein, all references herein to "options", shall include both incentive Stock Options and Nonstatutory Options.

1.2 Administration.

      The Plan shall be administered by the Board of Directors of the Company (the "Board") if each member is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a Non-Employee Director. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      A majority of the members of the Committee shall constitute a quorum for the purposes of the Plan. Provided a quorum is present, the Committee may take action by affirmative vote or consent of a majority of its members present at a meeting. Meetings may be held telephonically as long as all members are able to hear one another, and a member of the Committee shall be deemed to be present for this purpose if he or she is in simultaneous communication by telephone with the other members who are able to hear one another. In lieu of action at a meeting, the Committee may act by written consent of a majority of its members.

      Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan and all Stock Option Agreements (as defined in Section 3.4) entered into pursuant hereto and to define the terms used therein, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper; and, provided, further, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, and, in such case, references to the term "Committee" herein will be deemed to be references to the Board, as appropriate. Subject to the express limitations of the Plan, the Committee shall designate the individuals from among the class of persons eligible to participate as provided in Section 1.3 who shall receive options whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).

      Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee may incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

1.3 Participation.

      Officers and other employees of the Company, non-employee directors, consultants and advisors and other persons who may perform significant services on behalf of the Company shall be eligible for selection to participate in the Plan upon approval by the Committee; provided, however, that only "employees" (within the meaning of Section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Stock Options. An individual who has been granted an option may, if otherwise eligible, be granted additional options if the Committee shall so determine. No person is eligible to participate in the Plan by matter of right; only those eligible persons who are selected by the Committee in its discretion shall participate in the Plan.

1.4 Stock Subject to the Plan.

      Subject to adjustment as provided in Section 3.5, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the Plan or any Stock Option Agreement entered into pursuant hereto. The cumulative aggregate number of shares of Common Stock to be issued under the Plan shall not exceed 500,000, subject to adjustment as set forth in Section 3.5.

      If any option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For purposes of this
Section 1.4, where the exercise price of options is paid by means of the grantee's surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" for purposes of the Plan.

2. STOCK OPTIONS

2.1 Exercise Price; Payment

      (a) The exercise price of each Incentive Stock Option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the "Fair Market Value" (as defined below) of Common Stock on the day immediately preceding the date of grant. If an Incentive Stock Option is granted to an employee who (i) at the time such option is granted owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company and (ii) is a U.S. resident, the option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the day immediately preceding the date of grant. The exercise price of each Nonstatutory Option also shall be determined by the Committee, but shall not be less than 85% of the Fair Market Value of Common Stock on the day immediately preceding the date of grant. The status of each option granted under the Plan as either an Incentive Stock Option or a Nonstatutory Option shall be determined by the Committee at the time the Committee acts to grant the option, and shall be clearly identified as such in the Stock Option Agreement relating thereto.

      "Fair Market Value" for purposes of the Plan shall mean: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day immediately preceding the date of grant, or, if shares were not traded on the day immediately preceding such date of grant, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to the date of grant as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable.

      (b) In the discretion of the Committee at the time the option is exercised, the exercise price of any option granted under the Plan shall be paid in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise; provided, however, that subject to the timing requirements of Section 2.7, in the discretion of the Committee and upon receipt of all regulatory approvals, the person exercising the option may deliver as payment in whole or in part of such exercise price certificates for Common Stock of the Company (duly endorsed or with duly executed stock powers attached), which shall be valued at its Fair Market Value on the day of exercise of the option, or other property deemed appropriate by the Committee; and, provided further, that, subject to Section 422 of the Code, so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board shall be permitted in the discretion of the Committee. Without limiting the Committee's discretion in this regard, consecutive book entry stock-for-stock exercises of options (or "pyramiding") also are permitted in the Committee's discretion. Irrespective of the form of payment, the delivery of shares issuable upon the exercise of an option shall be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes resulting, in the Company's judgment, from the exercise. In the discretion of the Committee, such payment to the Company may be effected through (i) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the optionee by the Company on exercise of the option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes; (ii) payment by the optionee to the Company of the aggregate withholding taxes in cash, (iii) withholding by the Company from other amounts contemporaneously owed by the Company to the optionee, or (iv) any combination of these three methods, as determined by the Committee in its discretion.

2.2 Option Period.

      (a) The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 90 days following a Termination of Employment (as defined in Section 3.2 hereof) for any reason other than death or disability, or one year following a Termination of Employment for disability or following an optionee's death. Except as limited by the Option Agreement, the Committee may declare any options null and void if the holder of such options is terminated for cause.

      (b) Outside Date for Exercise. Notwithstanding any provision of this
Section 2.2, in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

2.3 Exercise of Options.

      Each option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Committee shall determine; provided, however, that each option shall become exercisable in full no later than ten years after such option is granted, and each option shall become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if the holder of an option shall not in any given installment period purchase all of the shares which such holder is entitled to purchase in such installment period, such holder's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in Section 2.5. At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such option or portion thereof may be exercised in whole or in part; provided, however, that the Committee may, by the terms of the option, require any partial exercise to be with respect to a specified minimum number of shares. No option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an option at the time of exercise, the optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.

2.4 Transferability of Options.

      Except as the Committee may determine as aforesaid, an option granted under the Plan shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code), and shall be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan and the applicable Stock Option Agreement, and any levy of any attachment or similar process upon an option, shall be null and void, and otherwise without effect, and the Committee may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.

2.5 Limitation on Exercise of lncentive Stock Options.

      To the extent that the aggregate Fair Market Value (determined on the date of grant as provided in Section 2.1 above) of the Common Stock with respect to which Incentive Stock Options granted hereunder (together with all other Incentive Stock Option plans of the Company) are exercisable for the first time by an optionee who is a U.S. citizen in any calendar year under the Plan exceeds $100,000, such options granted hereunder shall be treated as Nonstatutory Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

2.6 Disqualifying Dispositions of lncentive Stock Options:

      If the option holder is a U.S. citizen and if Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the option holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

2.7 Certain Timing Requirements.

      At the discretion of the Committee, shares of Common Stock issuable to the optionee upon exercise of an option may be used to satisfy the option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the optionee to use shares of Common Stock issuable to the optionee upon exercise of the option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such option price or withholding taxes.

2.8 No Effect on Employment.

      Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any optionee any right to continue in the employ of the Company, any Parent Corporation (as hereinafter defined) or any Subsidiary (as hereinafter defined) or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge any optionee at any time for any reason whatsoever, with or without cause.

      For purposes of the Plan, "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Plan, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. OTHER PROVISIONS

3.1 Sick Leave and Leaves of Absence.

      Unless otherwise provided in the Stock Option Agreement, (and to the extent permitted by Section 422 of the Code) an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or, if longer, if the optionee's right to re-employment by the Company is guaranteed either contractually or by statute. A Stock Option Agreement may contain such additional or different provisions with respect to leave of absence as the Committee may approve, either at the time of grant of an option or at a later time.

3.2 Termination of Employment.

      For purposes of the Plan, "Termination of Employment," shall mean the time when the employee-employer relationship between the optionee and the Company, any Subsidiary or any Parent Corporation is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous re-employment or continuing employment of an optionee by the Company, any Subsidiary or any Parent Corporation, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Subsidiary or any Parent Corporation with the former employee. Subject to Section 3.1, the Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section.

3.3 Issuance of Stock Certificates.

      Upon exercise of an option, the Company shall deliver to the person exercising such option a stock certificate evidencing the shares of Common Stock acquired upon exercise. Notwithstanding the foregoing, the Committee in its discretion may require the Company to retain possession of any certificate evidencing stock acquired upon exercise of an option which remains subject to repurchase under the provisions of the Stock Option Agreement or any other agreement signed by the optionee in order to facilitate such repurchase provisions.

3.4 Terms and Conditions of Options.

      Each option granted under the Plan shall be evidenced by a written Stock Option Agreement ("Stock Option Agreement") between the option holder and the Company providing that the option is subject to the terms and conditions of the Plan and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case.

3.5 Adjustments Upon Changes in Capitalization; Merger and Consolidation.

      If the outstanding shares of Common Stock are changed into, or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment shall be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make a corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

      In the event of a "spin-off' or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee in its discretion shall make an appropriate and equitable adjustment to the exercise prices of options then outstanding under the Plan.

      Where an adjustment under this Section 3.5 of the type described above is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(b)(3) of the Code.

      In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into a security of another entity, a sale of more than 50% of the Company's assets, any person or group of affiliated or associated persons, other than present management and directors, acquires 25% of more of the outstanding shares, or a similar event that the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which options are exercisable provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices, or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option. In the case of a change in corporate control, the Committee may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 3.5, take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the option holder, or both, under Section 280G of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects.

      No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under this Section 3.5.

3.6 Rights of Participants and Beneficiaries.

      The Company shall pay all amounts payable hereunder only to the option holder or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

3.7 Government Regulations.

      The Plan, and the grant and exercise of options and the issuance and delivery of shares of Common Stock under options granted hereunder, shall be subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and federal margin requirements and to such approvals by any listing, regulatory' or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.8 Amendment and Termination.

      The Board or the Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the option holder, make such modifications of the terms and conditions of such option holder's option as it shall deem advisable, provided, however, that, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder affected thereby, alter or impair any rights or obligations under any option theretofore granted under the Plan. No option may be granted during any period of suspension nor after termination of the Plan, and in no event may any option be granted under the Plan after the expiration of ten years from the date the Plan is adopted by the Board.

3.9 Time of Grant And Exercise Of Option.

      An option shall be deemed to be exercised when the Secretary of the Company receives written notice from an option holder of such exercise, payment of the exercise price determined pursuant to Section 2.1 of the Plan and set forth in the Stock Option Agreement, and all representations, indemnifications and documents reasonably requested by the Committee.

3.10 Privileges of Stock Ownership; Non-Distributive Intent;
     Reports to Option Holders.

      A participant in the Plan shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the optionee. Upon exercise of an option at a time when there is not in effect under the Securities Act of 1933, as amended, a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery, or a Prospectus meeting the requirements of Section 10(a)(3) of said Act, the optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

      The Company shall furnish to each optionee under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

3.11 Legending Share Certificates.

      In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an option granted under the Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by applicable laws or regulations. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend.

      Additionally, and not by way of limitation, the Committee may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange upon which Common Stock is then traded.

3.12 Use of Proceeds.

      Proceeds realized pursuant to the exercise of options under the Plan shall constitute general funds of the Company.

3.13 Changes in Capital Structure; No Impediment to Corporate Transactions.

      The existence of outstanding options under the Plan shall not affect the Company's right to effect adjustments, re-capitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise.

3.14 Effective Date of the Plan.

      The Plan shall be effective as of the date of its approval by the stockholders of the Company within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.

3.15 Termination.

      The Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board or earlier as provided in Section 3.8. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

3.16 No Effect on Other Plans.

      The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Subsidiary or any Parent Corporation. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, any Subsidiary or any Parent Corporation or (ii) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, firm or association.

                 GENERAL PROXY - ANNUAL MEETING OF STOCKHOLDERS
                         OF DECTRON INTERNATIONALE INC.

      The undersigned hereby appoints Ness Lakdawala, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dectron Internationale Inc., to be held at Chateau Champlain Marriott, 1 Place du Canada, Montreal, Quebec, Canada on August 9, 2001 at 2:00 p.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated July 26, 2001 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of Dectron Internationale Inc.'s Board of Directors.

1.  To elect directors to hold office for the ensuing year.

    - Ness Lakdawala    - Reinhold Kittler   - Roshan Katrak   - Mauro Parissi

    - Leena Lakdawala   - Richard Ness       - Liam Cheung     - Gilles Richard

              |_| FOR ALL NOMINEES     |_| WITHHELD FOR ALL NOMINEES

    INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

2.  To approve the 2001 Stock Option Plan.

              |_| FOR                  |_| AGAINST                  |_| ABSTAIN

3. To ratify the appointment of Schwartz, Levitsky, Feldman, LLP, Chartered Accountants, as the Company's independent certified public accountants for the ensuing year.

              |_| FOR                  |_| AGAINST                  |_| ABSTAIN

4. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.
                 (Continued and to be signed on the other side)
---------------------------------------------------------------

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                            Date:                         , 2001
                                                 ------------------------

                                            ------------------------------------
                                                (Print name of Stockholder)

                                            ------------------------------------
                                                (Print name of Stockholder)

                                            ------------------------------------


                                            ------------------------------------
                                                        Signature

                                            ------------------------------------
                                                     Signature

                                            Number of Shares
                                                            --------------------
                                      Note: Please sign exactly as name appears
                                            in the Company's records. Joint
                                            owners should each sign. When
                                            signing as attorney, executor or
                                            trustee, please give title as such.